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                                                                      EXHIBIT 1

  We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form F-3 (No. 333-8264) of Nippon Telegraph and Telephone Corporation of our report dated June 26, 1998 appearing on page F-2 of this Form 20-F.

Price Waterhouse

Tokyo, Japan
September 18, 1998